EXHIBIT 10.3

JOINDER AND FIFTH Amendment to Master Repurchase Agreement AND OTHER TRANSACTION DOCUMENTS

This JOINDER AND FIFTH AMENDMENT TO MASTER REPURCHASE AGREEMENT AND OTHER TRANSACTION DOCUMENTS (this “Joinder”), dated as of August 14, 2026 (the “Effective Date”), is entered into among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as purchaser (“Purchaser”), FCR DC GS SELLER III LLC, a Delaware limited liability company, as a seller (“Existing Seller”), FCR DC GS SELLER IV LLC, a Delaware limited liability company, as a seller (“Additional Seller,” and, together with Existing Seller, each a “Seller” and collectively, “Sellers”), FCR DC JV GS PLEDGOR LLC, a Delaware limited liability company, as a pledgor (“Existing Pledgor”), FCR DC JV II GS PLEDGOR LLC, a Delaware limited liability company (“Additional Pledgor”, and together with Existing Pledgor, individually or collectively as the context may require, “Pledgor”), FCR DC JV HOLDINGS LLC, a Delaware limited liability company (“Originator 1”), FORTRESS CREDIT CORP., a Delaware corporation (“Originator 2”, and together with Originator 1, individually or collectively as the context may require, “Existing Originator”) and FCR DC JV II HOLDINGS LLC, a Delaware limited liability company (“Additional Originator”, and together with Originator 1 and Originator 2, individually or collectively as the context may require, “Originator”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have entered into that certain Master Repurchase Agreement, dated as of October 11, 2024, as amended by (i) that certain First Amendment to Master Repurchase Agreement, dated as of December 18, 2024, (ii) that certain Second Amendment to Master Repurchase Agreement, dated as of May 6, 2025, (iii) that certain Third Amendment to Master Repurchase Agreement, dated as of November 20, 2025 and (iv) that certain Fourth Amendment to Master Repurchase Agreement, dated as of May 28, 2026 (the “Existing Repurchase Agreement”, as amended by this Joinder, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, Fortress Credit Realty Income Trust, a Maryland statutory trust (the “Guarantor”), is the Guarantor under the Guaranty, dated as of October 11, 2024, as amended by (i) that certain First Amendment to Fee Letter and Guaranty, dated as of March 18, 2025, (ii) that certain First Amendment to Guaranty, dated as of May 6, 2025, and (iii) that certain Second Amendment to Guaranty, dated as of November 20, 2025 (and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”);

WHEREAS, in connection with the Repurchase Agreement, Existing Pledgor delivered for the benefit of Purchaser that certain Pledge and Security Agreement, dated as of October 11, 2024 (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Existing Pledge Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Originator 1 delivered for the benefit of Purchaser that certain Amended and Restated Pledge, Security and Limited Guaranty Agreement, dated as of December 18, 2024 (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “DC JV Holdings Limited Cross Pledge Agreement”);

WHEREAS, it is a condition to the effectiveness of this Joinder that Guarantor execute the Reaffirmation of Guarantor (attached hereto as Exhibit A) (the “Reaffirmation of Guarantor”);

WHEREAS, it is a condition to the effectiveness of this Joinder that Existing Pledgor execute the Reaffirmation of Pledgor (attached hereto as Exhibit B) (the “Reaffirmation of Pledgor”);

WHEREAS, it is a condition to the effectiveness of this Joinder that each Existing Originator execute the Reaffirmation of Originator (attached hereto as Exhibit C) (the “Reaffirmation of Originator”); and

WHEREAS, the parties hereto desire to admit Additional Seller to the Repurchase Agreement and the other Transaction Documents as a Seller in accordance with this Joinder.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

Amendment to the EXISTING REPURCHASE AGREEMENT

(a)
Article 2 of the Existing Repurchase Agreement is hereby amended by adding the following defined terms:

“Acceptable Attorney” means Sidley Austin LLP, King & Spalding LLP, Arnall Golden Gregory LLP, Kramer Levin Naftalis & Frankel LLP, Paul Hastings LLP, Kirkland & Ellis LLP, Taft Law, Polsinelli, Morrison Foerster LLP, Farrell Fritz, P.C., Tarter Krinsky & Drogin LLP, Westerman Ball Ederer Miller Zucker & Sharfstein LLP, Norris McLaughlin, P.A., Davidoff Hutcher & Citron LLP, Thompson Coburn LLP and Donovan LLP or any other attorney-at-law, law firm or national title insurance company acceptable to Purchaser in its sole discretion.

“Additional Originator” shall mean FCR DC JV II Holdings LLC, a Delaware limited liability company.

“Additional Pledgor” shall mean FCR DC JV II GS Pledgor LLC, a Delaware limited liability company.

“Additional Seller” shall mean FCR DC GS Seller IV LLC, a Delaware limited liability company.

(b)
The following definitions in Article 2 of the Existing Repurchase Agreement are hereby amended and restated in their entirety as follows:

“Collection Account Control Agreement” shall mean, (i) that certain Deposit Account Control Agreement (Blocked Account-No Activation) among Purchaser, Seller and Account Bank with respect to the Collection Account of Seller, dated as of the Closing Date, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement and (ii) that certain Deposit Account Control Agreement (Blocked Account-No Activation) among Purchaser, Additional Seller and Account Bank with respect to the Collection Account of Additional Seller, dated as of August 14, 2026, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement.

“Equity Pledge Agreement” shall mean, (i) that certain Pledge and Security Agreement, dated as of the Closing Date, from Existing Pledgor in favor of Purchaser, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement and (ii) that certain Pledge and Security Agreement, dated as of the August 14, 2026, from Additional Pledgor in favor of Purchaser, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement.

“Limited Crossed Pledge Agreement” shall mean, individually and collectively, as the context may require: (i) that certain Amended and Restated Pledge, Security and Limited Guaranty Agreement, dated as of December 18, 2024, by FCR DC JV Holdings LLC, a Delaware limited liability company, to Purchaser, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement, (ii) that certain Second Amended and Restated Pledge, Security and Limited Guaranty Agreement, dated as of August 14, 2026, by FCR CRE Holdco LLC, a Delaware limited liability company, to Purchaser, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement, (iii) that certain Pledge, Security and Limited Guaranty Agreement, dated as of December 18, 2024, by FCR Key JV Holdings LLC, a Delaware limited liability company, to Purchaser, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement, (iv) that certain Pledge, Security and Limited Guaranty Agreement, dated as of August 14, 2026, by FCR DC JV II Holdings LLC, a Delaware limited liability company, to Purchaser, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement and (v) any other “Limited Crossed Pledge Agreement” (as defined in any Limited Crossed Repurchase Agreement).

“Originator” shall mean FCR DC JV Holdings LLC, Fortress Credit Corp., FCR DC JV II Holdings LLC or any other Affiliate of Seller approved by Purchaser in its reasonable discretion.

“Originator Pledge Agreement” shall mean any Originator Pledge Agreement, from any Originator in favor of Purchaser, in form and substance reasonably acceptable to Purchaser, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement.

“Pledgor” shall mean, (i) with respect to Existing Seller, Existing Pledgor and (ii) with respect to Additional Seller, Additional Pledgor.

“Seller” shall mean Existing Seller and Additional Seller, individually and collectively as the context may require.

“Transaction Documents” shall mean, collectively, this Agreement, any applicable Exhibits to this Agreement, the Fee Letter, the Guaranty, the Custodial Agreement, the Servicing Agreement, each Servicer Letter, each Collection Account Control Agreement, each Equity Pledge Agreement, each Originator Pledge Agreement, all Confirmations and assignment documentation executed pursuant to this Agreement in connection with specific Transactions, all applicable Limited Cross-Collateralization Transaction Documents, any joinder of Additional Seller to any of the foregoing and all other documents executed in connection with this Agreement or any Transaction.

(c)
Article 5(f)(vi) and (vii) of the Existing Repurchase Agreement are hereby amended and restated in their entirety as follows:

(vi) sixth, upon the occurrence of a Limited Crossed Event of Default until the aggregate unpaid Repurchase Obligations (as defined in the related Limited Crossed Repurchase Agreement) of all applicable Limited Crossed Purchased Assets have been satisfied in full (including after giving effect to any amounts applied by Purchaser in reduction of such Repurchase Obligations from the proceeds of any disposition of such Limited Crossed Purchased Assets in accordance with Article 14(b)(ii)(D) of the applicable Limited Crossed Repurchase Agreement), to remit (A) 85% of remaining available funds in the Collection Account of Seller and (B) 95% of remaining available funds in the Collection Account of Additional Seller to the Cash Collateral Account to be disbursed in accordance with the Controlled Account Agreement (Cash Collateral Account); and

(vii) seventh, the surplus (which shall include, without limitation, the remaining 15% of available funds and/or 5% of available funds, as applicable, after giving effect to the preceding clause (vi), if applicable), if any, to Seller. For the avoidance of doubt, such funds may be freely distributed to the indirect owners of Seller (including DCC FCR JV Member, LLC and DCC FCR JV Member 2, LLC) as directed by each Seller or its members.

(d)
Article 5(g)(vi) and (vii) of the Existing Repurchase Agreement are hereby amended and restated in their entirety as follows:

(vi) sixth, upon the occurrence of a Limited Crossed Event of Default until the aggregate unpaid Repurchase Obligations (as defined in the related Limited Crossed Repurchase Agreement) of all applicable Limited Crossed Purchased Assets have been satisfied in full (including after giving effect to any amounts applied by Purchaser in reduction of such Repurchase Obligations from the proceeds of any disposition of such Limited Crossed Purchased Assets in accordance with Article 14(b)(ii)(D) of the applicable Limited Crossed Repurchase Agreement), to remit (A) 85% of remaining available funds in the Collection Account of Seller and (B) 95% of remaining available funds in the Collection Account of Additional Seller to the Cash Collateral Account to be disbursed in accordance with the Controlled Account Agreement (Cash Collateral Account); and

(vii) seventh, the surplus (which shall include, without limitation, the remaining 15% of available funds and/or 5% of available funds, as applicable, after giving effect to the preceding clause (vi), if applicable), if any, to Seller. For the avoidance of doubt, such funds may be freely distributed to the indirect owners of Seller (including DCC FCR JV Member, LLC and DCC FCR JV Member 2, LLC) as directed by each Seller or its members.

(e)
Exhibit I of the Existing Repurchase Agreement is hereby amended and restated in its entirety by replacing it with Exhibit D attached hereto.
(a)
Exhibit II in the Existing Repurchase Agreement is hereby amended and restated in its entirety by replacing it with Exhibit E attached hereto.

ARTICLE 2

Joinder of Additional Seller
(b)
In consideration of Additional Seller becoming a “Seller” entitled to enter into Transactions with Purchaser under and subject to the terms and conditions of the Repurchase Agreement, Additional Seller hereby agrees that, effective as of the Effective Date, Additional Seller is, and shall be deemed to be, a “Seller” under the Repurchase Agreement and each of the other Transaction Documents to which a Seller is a party (including, without limitation, the Fee Letter), and agrees that from the Effective Date and so long as the Repurchase Obligations remain outstanding, Additional Seller hereby assumes the obligations of a “Seller” under, and Additional Seller shall perform, comply with and be subject to and bound by each of the terms, covenants and conditions of the Repurchase Agreement and each of the other Transaction Documents which are stated to apply to or are made by a Seller (including, without limitation, the Fee Letter). Without limiting the generality of the foregoing, Additional Seller hereby represents and warrants that (i) each of the representations and warranties set forth in the Repurchase Agreement are true and correct in all material respects as to Additional Seller on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), except as disclosed in any Requested Exceptions Report approved by Purchaser in accordance with the Repurchase Agreement and (ii) Additional Seller has received true and correct copies of the Repurchase Agreement and each of the other Transaction Documents as in effect on the Effective Date.
(c)
The authorized representatives for Additional Seller for purposes of Exhibit III of the Repurchase Agreement and each other applicable Transaction Document shall be as specified on Exhibit F hereto.
ARTICLE 3

AMENDMENT TO OTHER TRANSACTION DOCUMENTS

Each Transaction Document is hereby amended such that each reference to the “Repurchase Agreement” shall mean the Existing Repurchase Agreement as amended by this Amendment and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time.

ARTICLE 4

REPRESENTATIONS

Each Seller represents and warrants to Purchaser, as of the Effective Date, as follows:

(a)
all representations and warranties made by it in the Transaction Documents to which it is a party are true and correct in all material respects as of the Effective Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), except as disclosed in any Requested Exceptions Report approved by Purchaser in accordance with the Repurchase Agreement;
(b)
no monetary or material non-monetary Default or Event of Default has occurred and is continuing under or with respect to the Transaction Documents;
(c)
no Margin Call has been delivered and remains outstanding beyond any applicable notice and cure period;
(d)
such Seller has no knowledge of any actual development, event or fact that could reasonably be expected to have a Material Adverse Effect;
(e)
this Joinder is a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles;
(f)
it is duly authorized to execute and deliver this Joinder and has taken all necessary action to authorize such execution and delivery;
(g)
the person signing this Joinder on its behalf is duly authorized to do so on its behalf;
(h)
no consent, approval or other action of, or filing by, such Seller with any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Joinder (other than consents, approvals and filings that have been obtained or made, as applicable, and any such consents, approvals and filings that have been obtained are in full force and effect, or that if not obtained or made, are not likely to have a Material Adverse Effect);
(i)
neither the execution and delivery of this Joinder, nor consummation by such Seller of the transactions contemplated by this Joinder, nor compliance by such Seller with the terms, conditions and provisions of such Transaction Documents (or any of them) will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the organizational documents of such Seller, (ii) any agreement by which such Seller is bound or to which any assets of such Seller are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any Lien upon any of the assets of such Seller, other than pursuant to this Joinder and the other Transaction Documents, (iii) any judgment or order, writ, injunction, decree or demand of any court applicable to such Seller, or (iv) any Requirement of Law; and
(j)
this Joinder has been duly executed and delivered by it.

ARTICLE 5

Expenses

(a)
Sellers shall pay on demand all of Purchaser’s actual out-of-pocket costs and expenses, including reasonable fees and expenses of Purchaser’s outside counsel, actually incurred in connection with the preparation, negotiation, execution and consummation of this Joinder.
ARTICLE 6

CONDITIONS PRECEDENT

The effectiveness of this Joinder is subject to the delivery to Purchaser of the following:

(i)
the execution and delivery of this Joinder by a duly authorized officer of each Seller;
(ii)
the execution and delivery of the Reaffirmation of Guarantor by a duly authorized officer of Guarantor and Purchaser;
(iii)
the execution and delivery of the Reaffirmation of Pledgor by a duly authorized officer of Existing Pledgor and Purchaser;
(iv)
the execution and delivery of the applicable Equity Pledge Agreement with respect to the pledge of Capital Stock of the Additional Seller pursuant to such agreement by duly authorized signatories of Additional Pledgor;
(v)
the execution and delivery of the applicable Originator Pledge Agreement by duly authorized signatories of Additional Originator;
(vi)
the execution and delivery of the Pledge, Security and Limited Guaranty Agreement, by Additional Originator;
(vii)
the execution and delivery of a power of attorney from the Additional Seller substantially in the form of Exhibit IV to the Repurchase Agreement, duly completed and executed;
(viii)
the delivery of a UCC financing statement naming Additional Pledgor as debtor and Purchaser as secured party;
(ix)
the delivery of a UCC financing statement naming Additional Seller as debtor and Purchaser as secured party;
(x)
the delivery of a UCC financing statement naming Additional Originator as debtor and Purchaser as secured party;

(xi)
the execution and delivery of the Joinder Agreement to Custodial Agreement, dated as of the Effective Date, by a duly authorized officer of Purchaser, Custodian and Sellers;
(xii)
the execution and delivery of the Joinder Agreement to Servicer Notice, dated as of the Effective Date, by a duly authorized officer of Purchaser, Servicer and Sellers;
(xiii)
the execution and delivery of the Collection Account Control Agreement of Additional Seller, dated as of the Effective Date, by a duly authorized officer of Purchaser, Additional Seller and Account Bank;
(xiv)
the delivery of opinions of outside counsel to such Additional Seller in form and substance acceptable to Purchaser relating to corporate matters, enforceability, applicability of the Investment Company Act of 1940, security interests and Bankruptcy Code safe harbors (which may be in a form of a bring-down opinion);
(xv)
satisfactory completion of Purchaser’s “Know Your Customer” and Sanctions diligence with respect to Additional Seller;
(xvi)
the receipt by Purchaser of the following:
A.
an updated organizational chart with respect to the Seller Parties (including Additional Seller and Additional Pledgor);
B.
with respect to Additional Seller, Additional Pledgor and Additional Originator, a good standing certificate dated within thirty (30) calendar days prior to the date of this Joinder, certified true, correct and complete copies of its certificate of incorporation or formation, organizational documents and certified true, correct and complete copies of resolutions of its board of directors or managers (or similar authority documents) with respect to the execution, delivery and performance of the Repurchase Agreement and the other Transaction Documents and each other document to be delivered by such party from time to time in connection herewith;
C.
UCC, tax lien, judgment and litigation searches with respect to Additional Pledgor and Additional Seller, the results of which are acceptable to Purchaser in its sole and absolute discretion; and
D.
delivery of certificates (if any) evidencing the Capital Stock of Additional Seller to Purchaser or Custodian.
ARTICLE 7

Reaffirmation and Acknowledgment

Existing Seller hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and grants of security interests and liens in favor of Purchaser, under each Transaction Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Transaction Documents, and (iii) agrees that neither such ratification and reaffirmation, nor Purchaser’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from any Seller, Guarantor, and/or any Pledgor with respect to any subsequent modifications to the Repurchase Agreement or the other Transaction Documents. The Repurchase Agreement (as amended as of the Effective Date) and the other Transaction Documents shall remain in full force and effect and is hereby ratified and confirmed.

ARTICLE 8

Governing Law

THIS JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 9

MISCELLANEOUS

(a)
Except as expressly amended or modified hereby, the Transaction Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Joinder.
(b)
This Joinder may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used in this Joinder shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

The parties hereto agree that this Joinder may be signed with a signature stamp. The parties hereto agree that any signatures made with a signature stamp appearing on this Joinder are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.
(c)
The headings in this Joinder are for convenience of reference only and shall not affect the interpretation or construction of this Joinder.
(d)
This Joinder may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.
(e)
This Joinder contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement between the parties with respect to such subject matter, superseding all prior oral or written understandings.
(f)
This Joinder and the Repurchase Agreement, as amended hereby, are a single Transaction Document.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Joinder as of the day first written above.

PURCHASER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By: /s/ Alex Spitzer

Name: Alex Spitzer

Title: Authorized Person

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

EXISTING SELLER:

FCR DC GS SELLER III LLC, a Delaware limited liability company

By: /s/ Brad Bailey

Name: Brad Bailey

Title: Deputy Chief Financial Officer

ADDITIONAL SELLER:

FCR DC GS SELLER IV LLC, a Delaware limited liability company

By: /s/ Brad Bailey

Name: Brad Bailey

Title: Deputy Chief Financial Officer

EXISTING PLEDGOR:

FCR DC JV GS PLEDGOR LLC, a Delaware limited liability company

By: /s/ Brad Bailey
Name: Brad Bailey
Title: Deputy Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

ADDITIONAL PLEDGOR:

FCR DC JV II GS PLEDGOR LLC, a Delaware limited liability company

By: /s/ Brad Bailey
Name: Brad Bailey
Title: Deputy Chief Financial Officer

ORIGINATOR 1:

FORTRESS CREDIT CORP., a Delaware corporation

By: /s/ Brad Bailey
Name: Brad Bailey
Title: Authorized Signatory

ORIGINATOR 2:

FCR DC JV HOLDINGS LLC, a Delaware limited liability company

By: /s/ Brad Bailey
Name: Brad Bailey
Title: Deputy Chief Financial Officer

ADDITIONAL ORIGINATOR:

FCR DC JV II HOLDINGS LLC, a Delaware limited liability company

By: /s/ Brad Bailey
Name: Brad Bailey
Title: Deputy Chief Financial Officer